Exhibit 99.1

CARRIAGE SERVICES

Industry Landscape

	North American Properties	Volume of Funeral Contracts 2003	EBITDA[(1)] Margin LTM 9/30/04	Cremation Rate 9 Months 2004
CARRIAGE SERVICES	 Cemeteries 30 18% 82% Funeral Homes 135 (2)	24,121	26.1%	31%

Source: Company filings and public documents.

(1) EBITDA equal to net income from continuing operations plus income taxes, interest expense, non-recurring items and depreciation and amortization.

(2) Properties data as of December 31, 2004.

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Strong and Consistent Financial Performance

CARRIAGE SERVICES

Same-Store Revenue and EBITDA

$160
$140
$120
$100
$80
$60
$40
$20
$0
$151.9
$148.3
$147.6
$151.0
$46.0
$41.2
$38.3
$39.5
2001
2002
2003
2004E (1)
Revenue
EBITDA

Same-Store Margins

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
30.3%
27.8%
26.0%
26.2%
19.3%
20.8%
18.6%
18.9%
2001
2002
2003
2004E(1)
EBITDA Margin
EBIT Margin

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Funeral Home Operations

Profitable Funeral Homes ($ in Millions)

$160.0
$120.0
$80.0
$40.0
$0.0
40.0%
30.0%
20.0%
10.0%
0.0%
35.6%
35.0%
32.1%
32.8%
$114.2
$113.4
$112.5
$85.0
$40.7
$39.7
$36.1
$27.9
2001
2002
2003
9 mos 2004 (1)
Same-Store Revenue
Same-Store EBITDA
EBITDA Margin

Number of Same Store Contracts

35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$5,000
$4,500
$4,000
$3,500
$4,709
$4,739
$4,892
23,767
23,396
23,100
2,229
2,186
1,871
6,697
6,976
7,277
14,841
14,234
13,952
2002
2003
2004E
Burial
Cremation
Other
Avg. Revenue

(1) Adjusted for one-time property tax assessment

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CARRIAGE SERVICES

Cemetery Operations

Profitable Cemeteries ($ in Millions)

$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
40.0%
30.0%
20.0%
10.0%
0.0%
35.3%
32.4%
33.0%
32.6%
$37.7
$34.9
$35.1
$29.1
$13.3
$11.3
$11.6
$9.5
2001
2002
2003
9 mos 2004 (1)
Same-Store Revenue
Same-Store EBITDA
EBITDA Margin

9 Mos. 2004 Cemetery Revenue Mix

Interment Sites 47%
Merchandise & Services 46%
Financial Revenue 7%

(1) Adjusted for one-time property tax assessment

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[LOGO]

Industry Landscape

	North American		Volume of Funeral	EBITDA(1) Margin	Cremation Rate
	Properties		Contracts 2003	LTM 9/30/04	9 Months 2004

[LOGO]	[CHART]	(2)	24,121	26.1%	31%

Industry margins are largely driven by product mix and operating efficiencies

Source:  Company filings and public documents.

(1)        EBITDA equal to net income from continuing operations plus income taxes, interest expense, nonrecurring items and depreciation and amortization.

(2)        Properties data as of December 31, 2004.

Carriage Services Today

[GRAPHIC]

•      Operations in 28 states

•      Focus on attractive suburban and rural markets

•      135 Funeral Homes

•      30 Cemeteries

•      Market leader in the majority of locations

•      2nd most profitable funeral and cemetery operations among public companies

•      Product mix

•      Preneed mix

•      Efficiency of operations

•      2004E financial overview

•      Revenue: $150 - $152 million

•      EBITDA: $39 - $40 million

•      EBITDA Margin: 26%

Carriage Services is the 4th largest funeral and cemetery services company in the U.S., with strong positions in East and West regions

Strong and Consistent Financial Performance

Same-Store Revenue and EBITDA	Same-Store Margins

[CHART]	[CHART]

Carriage has historically generated the 2nd highest EBITDA margins in the industry

(1)        Based on midpoint of Company guidance for the fourth quarter of 2004 and adjusted for one-time property tax assessment

Funeral Home Operations

Profitable Funeral Homes ($ in Millions)

[CHART]

Number of Same Store Contracts

[CHART]

(1)        Adjusted for one-time property tax assessment.

•      Funeral home operations are some of the most profitable among public companies

•      Higher percentage of at-need business

•      Lower cremation rate

•      Flat organization

•      Future upside from new operating model

•      Increasing market share

•      Higher productivity and lower people costs

•      Better margins on merchandise

•      Margins increased in 2004

•      Increasing average revenue per contract

•      Decreasing operating costs

Cemetery Operations

Profitable Cemeteries ($ in Millions)

[CHART]

9 Mos. 2004 Cemetery Revenue Mix

[CHART]

(1)        Adjusted for one-time property tax assessment.

•      Cemetery gross margins have improved

•      Management shifted focus to a family service model

•      Commission structure and incentives aligned

•      Revenue mix has shifted to interment rights since 2001

•      Emphasis on building heritage

•      Strengthens ties between our cemeteries and our clients

•      Commission structure and incentives aligned

•      Financial Revenue has decreased because investment returns have been lower

Disclosure of Non-GAAP Performance Measures

We report our financial results in accordance with generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures and ratios, which management uses in managing our business, may provide users of this financial information additional meaningful comparisons between results in historical periods.

We refer to the term “EBITDA” in various places of our financial discussion.  EBITDA is defined by us as net income before interest expense, income tax expense, and depreciation and amortization expense.  EBITDA is not a measure of operating performance under generally accepted accounting principles, or GAAP, and should not be considered in isolation nor construed as an alternative to operating profit, net income (loss) or cash flows from operating, investing or financing activities, each as determined in accordance with GAAP.  You should also not consider EBITDA as a measure of liquidity.  Moreover, since EBITDA is not a measure determined in accordance with GAAP and thus is susceptible to varying interpretations and calculations, EBITDA, as presented, may not be comparable to similarly titled measures presented by other companies.

Reconciliation of Net Income from total operations to EBITDA from same-store operations:

				Last Twelve
				Months Ended
	2001	2002	2003	9/30/2004
Net income	$9,002	$20,278	$6,625	$5,178
Provision (benefit) for income taxes	$2,251	$(8,116)	$3,974	$3,641
Pre-tax earnings	$11,253	$12,162	$10,599	$8,819
Effect of acquired, sold and discontinued	$(2,665)	$(1,603)	$(532)	$(355)
Non-recurring and special charges	$—	$361	$(577)	$2,043
Interest expense, including loan cost amortization	$20,344	$19,750	$17,811	$17,396
Depreciation & amortization	$17,095	$10,601	$11,022	$11,770
Same-store EBITDA	$46,027	$41,271	$38,323	$39,673
Same-store revenue	$151,876	$148,323	$147,652	$152,103
Same-store EBITDA margin	30.3%	27.8%	26.0%	26.1%
Same-store EBIT margin	19.3%	20.9%	18.6%	18.3%

Reconciliation of Operating Income from funeral home operations to EBITDA from funeral home operations:

	2001	2002	2003	9/30/04
Operating income	$31,471	$34,374	$29,535	$22,235
Acquired, sold and discontinued	$(2,665)	$(1,573)	$(532)	$(324)
Depreciation & amortization	$11,872	$6,872	$7,053	$5,554
Non-recurring charges	$—	$—	$—	$300
Same-store EBITDA from funeral home operations	$40,678	$39,673	$36,056	$27,765
Same-store revenue from funeral home operations	$114,222	$113,446	$112,475	$85,038
Same-store EBITDA margin	35.6%	35.0%	32.1%	32.7%

Reconciliation of Operating Income from cemetery operations to EBITDA from cemetery operations:

	2001	2002	2003	9/30/04
Operating income	$8,824	$8,456	$8,790	$6,783
Expenses from prior period divestitures	$—	$(30)	$—	$—
Depreciation & amortization	$4,489	$2,854	$2,854	$2,513
Non-recurring charges	$—	$—	$—	$200
Same-store EBITDA from cemetery operations	$13,313	$11,280	$11,644	$9,496
Same-store revenue from cemetery operations	$37,654	$34,877	$35,086	$29,087
Same-store EBITDA margin	35.5%	32.3%	33.0%	32.6%

Reconciliation of the estimate of 2004 Net Income from total operations to the estimate of 2004 EBITDA from same-store operations:

	2004 Estimate Range
	Low	Mid-range	High
Net income	$16,000		$17,600
Provision (benefit) for income taxes	$6,000		$6,600
Pre-tax earnings	$10,000		$11,000
Interest expense, including loan cost amortization	$18,000		$18,000
Depreciation & amortization	$11,000		$11,000
Total estimated EBITDA	$39,000	$39,500	$40,000
Total estimated revenue	$150,000	$151,000	$152,000
Total estimated EBITDA margin	26.0%	26.2%	26.3%
Total estimated EBIT margin	18.7%	18.9%	19.1%